Exhibit 99.1

Investor Presentation August 2011

Safe Harbor Statement Except for historical information contained herein, the statements in this document are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. There can be no assurance that the transaction with Western Coal will close. The transaction is subject to a number of closing conditions which may be outside of Walter Energy's control. Forward-looking statements include expressions such as "believe," "anticipate," "expect," "estimate," "intend," "may," “plan,” “predict,” "will," and similar terms and expressions. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: the market demand for coal, coke and natural gas as well as changes in pricing and costs; the availability of raw material, labor, equipment and transportation; changes in weather and geologic conditions; changes in extraction costs, pricing and assumptions and projections concerning reserves in our mining operations; changes in customer orders; pricing actions by our competitors, customers, suppliers and contractors; changes in governmental policies and laws, including with respect to safety enhancements and environmental initiatives; availability and costs of credit, surety bonds and letters of credit; and changes in general economic conditions. Forward- looking statements made by us in this document, or elsewhere, speak only as of the date on which the statements were made. See also the “Risk Factors” in our 2010 Annual Report on Form 10-K and subsequent filings with the SEC which are currently available on our website at www.walterenergy.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We have no duty to, and do not intend to, update or revise the forward-looking statements in this document, except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this document may not occur. All data presented herein is as of the date of this document unless otherwise noted.

Demonstrated Commitment to Improving Safety Walter Energy Pro Forma Combined Rolling 12 Month AIFR (1) All Injury Frequency Rate is equal to the number of injuries per 200,000 person-hours worked (includes contractors and employees) 27% Prior LTM LTM 27% Improvement in Safety Year-over-Year 4.71 4.37 4.19 4.14 3.89 3.72 3.68 3.53 3.48 3.45 3.44 3.43 5.06 5.45 5.62 5.62 5.70 5.74 5.66 5.74 5.57 5.23 4.99 4.99 0 2 4 6 8 Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun (1)

Walter Energy’s Achievements & Opportunities 1 2 3 Executing projects to realize 50% production growth of metallurgical coal by the end of 2013 Created a uniquely positioned producer with unparalleled metallurgical coal seaborne access Achieved best-in-class share price performance Walter Energy continues to boast industry-leading margins and is now positioned globally to capture upside from a scarce commodity with strong demand and a positive long-term pricing outlook

Best in Class Share Price Performance % Share Price Performance Since January 1, 2007 % Share Price Performance Last Twelve Months Source: Bloomberg, market data as of 22-Jul-2011 Note: Selected peers include companies which principally produce coal with market capitalization greater than $3.0Bn 19 20 27 35 35 40 46 80 MacArthur Alpha Arch Coal Teck Peabody CONSOL Raspadskaya Walter Energy Arch Coal 0 Teck 23 Peabody 62 CONSOL 81 MacArthur 176 Alpha 245 Raspadskaya 256 Walter Energy 396

Significant Achievements to Date Secured Next Stage Growth Assets Created the Leading Pure-Play Met Coal Producer Positioned for future growth beyond current initiatives Leased ~68 million metric tons of Blue Creek coking coal reserves from Chevron Mining and acquired North River underground coal mine and its experienced labor force Acquired adjacent export terminal in Mobile Secured additional long-term port throughput rights at Ridley Terminal in Canada Closed $3.7Bn acquisition of Western Coal Expanded metallurgical coal production over the past 12 months by 70% Unique and advantaged access to Atlantic and Pacific markets Has become an even more critical strategic supplier through an enhanced capability to serve a global customer base with a variety of metallurgical products

7 Sales Destination (2) Asia 36% South America 12% Europe 40% North America 12% Geographic Production Mix (1)(2) British Columbia 30% W. VA 10% Wales 1% Alabama 59% Product Sales Mix (1)(2) Anthracite 1% Thermal 19% Excludes production from North River Second Quarter 2011 Sales Volume Mining Method (1)(2) Surface 45% Underground 55% HCC 61% Low-Vol PCI 19% Unique Transportation Advantage with Direct Access to Pacific and Atlantic Markets Wales: 1 mine Alabama: 7 mines West Virginia: 4 mines Western Canada: 3 mines

Seaborne Demand Source: Wood MacKenzie Demand for seaborne metallurgical coal is forecast to grow by 3% CAGR, driven by growth in global steel production Walter Energy supplies premium hard coking coal and high-quality low-vol PCI into the seaborne markets from its U.S. and Canadian operations Selling to 16 of the 34 “World Class” steelmakers as rated by World Steel Dynamics Japan India China Other Asia Europe/Med South America ROW CAGR: 3% (Million Metric Tons) Demand for Seaborne Metallurgical Coal Drives High Margins 258 325 409 448 475 2010 2015 2020 2025 2030

Canada / UK CAGR: 38.7% 2010A – 2013E Metallurgical Coal Sales Volume (Million Metric Tons) Delivering Strong Metallurgical Coal Growth Significant organic increase in Canadian metallurgical coal production from 2010 – 2013 ~$600mm already spent on mine expansion and equipment additions in British Columbia Three longwalls running in Alabama with improving operational efficiencies at mine No. 7 and longer panel lengths at mine No. 4 Initial production of the Aberpergwm mine in Wales in Q4 2011 6.0 6.5 8.0 8.5 4.5 6.0 7.5 6.0 11.0 14.0 16.0 2010 2011 2012 2013

Unicorn Belcourt- Saxon Yellow Creek Hermann Willow Creek South EB Perry Creek Expansion Aberpergwm Maple East UG No. 7 Wolverine No. 4 Maple UG Brule Willow Creek HCC PCI HCC / PCI Anthracite Future Options Pre-feasibility Feasibility Executing Project Pipeline - Additional Future Metallurgical Coal Growth Initiatives

Key U.S. Operations Mine No. 7: ‘Raising the Bar’ effort to improve continuous miner production has resulted in nearly 40% improvement versus 2010 Program now being deployed at longwalls Year-over-year longwall production improved despite: Longwall No. 1 – Ventilation issues, tornado impact Longwall No. 2 – Geology (squeeze), tornado impact Mine No. 4: Longwall performed well in second quarter New ventilation fan in place to better support mining operations ‘Raising the Bar’ program that has proven successful at No. 7 mine deployed at No. 4 mine in the second quarter

Yellow Creek Mine: Proposed metallurgical coal mine project adjacent to existing Alabama operations Acquired 68 million metric tons of reserves - May 9, 2011 Among the highest quality met coals Sufficient to be only practical developer of coal reserves in this area Working with adjacent landowners to acquire additional reserves Currently locking up additional reserves Acquired North River steam coal mine Productive underground steam coal mine with 2+ years of mine life remaining Outstanding second quarter production, including a daily production record Access to nearly 400 trained underground miners at mine closure Acquired 1,300 existing conventional gas wells, pipeline infrastructure and related equipment in same geographic area on June 1, 2010 (Walter Black Warrior Basin) Gas wells help improve safety and future operational efficiency Yellow Creek Opportunity

West Virginia: Mix of underground and surface mines Produces both thermal and met coal New permit granted for Maple East reserve area Walter Minerals: Surface metallurgical and thermal mining operation in Alabama Carter Mine Opening / East Brookwood Completion Walter Coke: Walter Coke operations in second quarter were strong, with outstanding production yields Furnace coke export market opportunities continue to be solid; feedback to date on trial shipments has been strongly positive Natural Gas: Coal bed degasification improves mine safety and improves operational efficiency Other U.S. Operations

NEBC Projects Status Wolverine: Wolverine Phase 4 development on schedule Second EX5500 replaced aging P&H 2800 shovel - April 2011 2-Cat 793F added April / May, total haul truck fleet now consists of 8 x Cat 793F haul trucks, 8 x Cat 789, 4 x Cat 785, 4 x HD 1500 Engineering for possible mine-life extension (Phase 5) progressing Brule: Mine plan has progressed to large high-productivity phases Hitachi EX8000 shovel in first quarter 2011; First 6 x Cat 793F trucks Aug 2010, 4 additional Cat 793F trucks in service March 2011, PV271 drill May 2011, EX3600 (backup) scheduled for September 2011 Shop-office complex to be completed in December Willow Creek: Plant upgrades underway and to be completed in December 2011 North mine civil development delayed 5 months: north pond, north haul road Schedule for EX5500 shovels recovered, expected first unit in service September 2011, second unit to be relocated from Wolverine early Q4 First of 6 x Cat 793F trucks being delivered and assembled

NEBC Opportunities New GM started in August for Brazion property (Brule and Willow Creek) Falling Creek Connector Road (FCCR) re-opening in August - overlapping haul on Sukunka and FCCR to “catch up” some portion of the shortfall from Brule YTD Opportunistic purchase of EX8000 for Wolverine; relocation of EX5500 and EX3600 shovels to Willow-Brule mitigating delivery risks Take-over of contract operations at Willow Creek / Brule in FY2012-2013 lowering costs Submittal of EB satellite mine permit application for Wolverine in 2011 Exploration program for highly prospective Unicorn properties along FCCR that can feed into Willow Creek Willow Creek South resource expansion exploration continuing

Low leverage compared to LTM EBITDA Significant funding flexibility Divesting non-core assets Balance Sheet Positioned for Growth

Walter Energy’s Achievements & Opportunities 1 2 3 Executing projects to realize 50% production growth of metallurgical coal by end of 2013 Created a uniquely positioned producer with unparalleled metallurgical coal seaborne access Achieved best-in-class share price performance